Exhibit 10

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made as of March 31, 2021 (the “Third Amendment Effective Date”), by and among MAYVILLE ENGINEERING COMPANY, INC., a Wisconsin corporation (“Borrower”), the lenders party to this Amendment (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

NOW, THEREFORE, IN CONSIDERATION of the recitals and the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

1.1 Amendment. “Amendment” shall mean this Third Amendment to Amended and Restated Credit Agreement.

1.2 Credit Agreement. “Credit Agreement” shall mean the Amended and Restated Credit Agreement dated as of September 26, 2019, by and among the Borrower, the Lenders, and the Administrative Agent, together with the Exhibits and Schedules attached thereto as amended by the First Amendment to Amended and Restated Credit Agreement dated as of January 6, 2020, and effective as of December 31, 2019, and the Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2020.

1.3 Other Terms. Unless otherwise defined herein, the other capitalized terms used in this Amendment shall have the definitions in the Credit Agreement.

ARTICLE II

AMENDMENT

The Credit Agreement is amended as follows:

2.1 Section 9.14 - Capital Expenditures. Section 9.14 of the Credit Agreement is amended and restated in its entirety to read as follows

SECTION 9.14 Capital Expenditures. Permit the aggregate amount of all Capital Expenditures to exceed (a) $70,000,000 for the Fiscal Year ending December 31, 2021 or (b) $35,000,000 in any other Fiscal Year.

ARTICLE III

MISCELLANEOUS

3.1 Effectiveness. This Amendment shall be effective as of the Third Amendment Effective Date upon receipt by the Administrative Agent of each of the following items:

(a) a copy of this Amendment, executed by Borrower, each Lender and the Administrative Agent;

(b) a Guarantor reaffirmation in the form attached hereto executed by each Subsidiary Guarantor; and

(d) such other items as may be required by the Administrative Agent.

3.2 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and materials executed and delivered pursuant to the Credit Agreement shall remain in full force and effect.

3.3 Security Documents. All of the Secured Obligations, as amended by this Amendment, are secured by all of the Security Documents.

3.4 Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

3.5 Loan Document; Governing Law; Jurisdiction, Etc. This Amendment is a “Loan Document” as defined in the Credit Agreement and is subject to all terms and provisions of the Credit Agreement, including, without limitation, Sections 12.5 and 12.6 of the Credit Agreement.

3.6 Fees and Expenses. The Borrower shall pay all fees and expenses of the Administrative Agent in connection with this Amendment, including reasonable legal fees and expenses.

[Signature pages to follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Amended and Restated Credit Agreement as of the date first written above.

MAYVILLE ENGINEERING COMPANY, INC., as Borrower

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Chief Financial Officer, Secretary and Treasurer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:	/s/ Thomas J. Smith
Name:	Thomas J. Smith
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Eric M. Lough
Name:	Eric M. Lough
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A., as Lender

By:	/s/ Stephanie Pass
Name:	Stephanie Pass
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BMO HARRIS BANK N.A. , as Lender

By:	/s/ Anthony W. Bartell
Name:	Anthony W. Bartell
Title:	Senior Vice President & Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

REAFFIRMATION OF GUARANTORS

Each of the undersigned (each, a “Guarantor”) has previously executed that certain Subsidiary Guaranty Agreement dated as of December 14, 2018 (the “Guaranty”) in favor of the Administrative Agent for the benefit of itself and the Secured Parties in connection with the Credit Agreement. Each Guarantor understands that the Borrower, the Administrative Agent and the Lenders have entered into the foregoing Third Amendment to Amended and Restated Credit Agreement of even date herewith (the “Amendment”). Each Guarantor: (a) acknowledges it has read the Amendment, (b) consents to the execution of the Amendment by the Borrower and consents to the matters set forth in the Amendment, (c) reaffirms its obligations under the Guaranty and acknowledges that such document covers all Obligations as the same may be amended and/or increased in the Amendment, (d) agrees that its Guaranty remains in full force and effect in accordance with its terms, (e) agrees that any reference in its Guaranty or any other Loan Documents to the Credit Agreement means the Credit Agreement as amended by the Amendment and (f) agrees that all of the Secured Obligations, as amended by the Amendment, are secured by all of the Security Documents.

Dated: March 31, 2021.

CENTER MANUFACTURING HOLDINGS, INC., as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Chief Financial Officer, Secretary and Treasurer

CENTER MANUFACTURING, INC., as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Chief Financial Officer, Secretary and Treasurer

Signature Page to Guarantor Reaffirmation

CENTER - MOELLER PRODUCTS LLC, as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Chief Financial Officer, Secretary and Treasurer

DEFIANCE METAL PRODUCTS CO., as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Vice President, Secretary and Treasurer

DEFIANCE METAL PRODUCTS OF ARKANSAS, INC., as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Vice President, Secretary and Treasurer

DEFIANCE METAL PRODUCTS OF PA., INC., as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Secretary and Treasurer

DEFIANCE METAL PRODUCTS OF WI, INC., as a Guarantor

By:	/s/ Todd M. Butz
Name:	Todd M. Butz
Title:	Secretary

Signature Page to Guarantor Reaffirmation